UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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Tributary Funds, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Special Meeting of Shareholders and Proxy Statement Tributary Funds, Inc.

TRIBUTARY FUNDS, INC.
1601 DODGE STREET, Stop 3399
OMAHA, NEBRASKA 68197

September 8, 2025

Dear Shareholder:

We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of Tributary Funds, Inc. (the “Company”), including each of its current series, the Tributary Short-Intermediate Bond Fund, the Tributary Income Fund, the Tributary Balanced Fund, the Tributary Small Company Fund, the Tributary Small/Mid Cap Fund, and the Tributary Nebraska Tax-Free Fund (each a “Fund” and collectively, the “Funds”). The special meeting is scheduled to be held on November 7, 2025, at 9:00 a.m. Central Time (the “Meeting”) at the offices of the Company located at 1601 Dodge Street, 39th Floor, Omaha, Nebraska 68197. Please take the time to read the Proxy Statement and cast your vote.

The Meeting has been called by the Company’s Board of Directors to seek your approval in the election of a new director to the board to fill a forthcoming vacancy on the Board of Directors as a result of the determination of current Director, Mr. Gary D. Parker, to retire effective December 31, 2025, and the re-election of the Company’s remaining current directors (the “Proposal”).

The Board of Directors unanimously approved the Proposal as being in the best interests of the Company and its shareholders (the “Shareholders”) and recommends that Shareholders vote in favor of the Proposal, which is described further in the attached Proxy Statement.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Stephen C. Wade
Stephen C. Wade President and Chairman

TRIBUTARY FUNDS, INC.
1601 DODGE STREET, Stop 3399
OMAHA, NEBRASKA 68197

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Tributary Funds, Inc.:

A special meeting of the shareholders (the “Shareholders”) of Tributary Funds, Inc. (the “Company’’) will be held on November 7, 2025 at 9:00 a.m. Central Time (the “Meeting’’) at the Company’s offices, located at 1601 Dodge Street, 39th Floor, Omaha, Nebraska 68197, to consider the Proposal to elect a new director to the board to fill a forthcoming vacancy on the Board of Directors as a result of the determination of current Director, Mr. Gary D. Parker, to retire effective December 31, 2025, and to re-elect the Company’s remaining current directors. This Proposal applies to all Fund Shareholders.

The Board has fixed the close of business on August 29, 2025, as the record date for determining Shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Company’s Board of Directors.

Your vote is important. Whether or not you plan to attend the meeting, please vote.

By Order of the Board of Directors,

Lindsey Dorval
Secretary

September 8, 2025

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You may also vote through the internet by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

PROXY STATEMENT

TRIBUTARY FUNDS, INC.

1601 DODGE STREET, Stop 3399
OMAHA, NEBRASKA 68197

SPECIAL MEETING OF SHAREHOLDERS OF
TRIBUTARY FUNDS, INC.

NOVEMBER 7, 2025

SOLICITATION OF PROXIES ON BEHALF OF THE
TRIBUTARY FUNDS, INC. BOARD OF DIRECTORS

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Company”) for use at a special meeting of shareholders of each series of Tributary Funds, Inc. (the “Shareholders”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”) to be held at 9:00 a.m. Central Time on November 7, 2025 (the “Meeting”), at the Company’s offices, located at 1601 Dodge Street, 39th Floor, Omaha, Nebraska 68197, and at any adjournment of the meeting. The approximate mailing date of this Proxy Statement is on or about September 15, 2025.

Important Notice Regarding the Internet Availability of Proxy and Other Materials for the Meeting:

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy card also are available on Tributary Funds, Inc.’s website at: www.tributaryfunds.com.

As described more fully in the Proxy Statement, the purpose of the Meeting is to consider the Proposal to elect a new director to the board to fill a forthcoming vacancy on the Board of Directors as a result of the determination of current Director, Mr. Gary D. Parker, to retire effective December 31, 2025, to re-elect the Company’s remaining current directors, and to act upon any other business that may properly come before the Meeting or any adjournments thereof.

EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies for the Company, at an estimated cost of approximately $45,310 plus expenses. In addition, the Company may request personnel of the Co-Administrators (as defined herein) to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Company will request brokers, custodians, nominees, and fiduciaries that are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. The Company will bear the cost of soliciting proxies.

The Board has fixed the close of business on August 29, 2025, as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of a particular series of the Company (each, a “Fund” and together, the “Funds”) held in his or her name, with proportional voting rights for fractional shares. Shareholders on the Record Date will have cumulative voting rights. Based upon records of the Company and the Funds’ transfer agent, persons who beneficially or of record own more than five percent of a Fund’s outstanding shares as of the Record Date are listed below under “Principal Shareholders.” Prior to completing the attached proxy cards, Shareholders should review all voting information presented below under “Additional Information About the Company.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

SHAREHOLDER REPORTS

The Company’s audited financial statements in the form of the Annual Report, dated March 31, 2025, have been mailed to Shareholders before this proxy mailing. The Company will furnish, without charge, a copy of the Annual Report to any Shareholder who requests the report. Shareholders may obtain such reports by visiting www.tributaryfunds.com; calling 1-800-662-4203; or by writing to the Company at Tributary Funds Service Center, P.O. Box 219022, Kansas City, Missouri 64121-9022.

PROPOSAL

ELECTION OF DIRECTORS AND DIRECTOR NOMINEES TO THE BOARD
(ALL FUND SHAREHOLDERS)

REQUIRED VOTE

The Board recommends that Shareholders of the Funds re-elect the following current directors to the Board: David F. Larrabee, Donna M. Walsh, Stephen C. Wade, and Brittany A. Fahrenkrog. The Board further recommends that Shareholders elect one new director nominee to fill the forthcoming vacancy upon Mr. Parker’s retirement December 31, 2025: Melissa K. Woodley. Each nominee must be elected by a plurality of the shares of the Company voted at the Meeting. The Funds’ shares have cumulative voting rights meaning that each Shareholder is entitled to cast the number of votes determined by multiplying the total number of shares of all Funds owned by the Shareholder by the number of directors and director nominees (five) and casting all the votes for one director or director nominee or distributing them among two or more directors or director nominees. Shareholders who wish to cumulate their votes must attend the Meeting and vote in person. This Proxy Statement does not solicit discretionary authority to cumulate votes. If elected by Shareholders, Mr. Larrabee, Mr. Wade, Ms. Walsh, and Ms. Fahrenkrog will continue in office and Ms. Woodley will take office on January 1, 2026. Shares of each Fund will be counted together in determining the results of the voting for the Proposal.

If any director standing for election shall by reason of death or for any other reason becomes unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, present and acting at the Meeting. Any such substitute candidate for election as a director shall be made by a majority of the directors of the Funds who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”) of the Funds. The Board has no reason to believe that any current director will become unavailable for election as a director.

DIRECTOR AND DIRECTOR NOMINEES’ INFORMATION

Background

The Company will be managed by the directors in accordance with the laws of Nebraska governing corporations. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The directors appoint the Company’s officers to actively supervise its day-to-day operations. Information about the Company’s directors, director nominees and officers follows:

Directors and Officers

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors and Independent Director Nominee
David F. Larrabee 1601 Dodge Street Omaha, NE 68197 Age: 65	Lead Independent Director	Since 2016	Retired since 2012.	6	None.
Donna M. Walsh 1601 Dodge Street Omaha, NE 68197 Age: 62	Director, Corporate Governance Chair	Since 2018	Partner, InterAlpen Partners (since 2022); Industry Adviser, Panorama Point Partners (2017-2021).	6	None.
Melissa K. Woodley 1601 Dodge Street Omaha, NE 68197 Age: 50	Director Nominee	Director Candidate beginning January 1, 2026	Associate Professor of Finance, Creighton University (since August 2018)	6	None.

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors*
Stephen C. Wade 1601 Dodge Street Omaha, NE 68197 Age: 60	Director, Chairman of the Board and President	Since 2016	Senior Director – Investment Services, First National Bank of Omaha (January 2014 to present).	6	None.
Brittany A. Fahrenkrog 1601 Dodge Street Omaha, NE 68197 Age: 47	Director and Senior Vice President	Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010).	6	None.

____________

*        As defined in the 1940 Act, Mr. Wade is an “interested” director because he is an officer of First National Bank of Omaha (“FNBO”), the parent of the Funds’ investment adviser, and an owner of securities issued by First National of Nebraska, Inc., and Ms. Fahrenkrog is an “interested” director because she is an employee of Tributary Capital Management, LLC, the Funds’ investment adviser, and an officer of FNBO.

The following are the experiences, qualifications, attributes and skills of each of the Company’s directors and director nominees which led to the conclusion that they should serve as such.

David F. Larrabee.    Until his retirement in 2012, Mr. Larrabee served in executive management positions in the mutual fund industry as President and CEO of American Century Investment Services, Inc. and as Senior Vice President of American Century Investments, Inc. In these capacities, Mr. Larrabee developed significant experience in mutual fund operations, including product development and distribution. Mr. Larrabee’s more than 30 years’ experience in the financial services industry also includes positions with State Street Bank and Trust Company and UMB Bank, which included experience with daily fund operations such as custody and cash management. Mr. Larrabee’s overall managerial experience in the mutual fund industry qualifies him to serve as Lead Independent Director of the Company’s Board.

Donna M. Walsh.    Ms. Walsh has served most recently in executive management positions with private equity firms Panorama Point Partners and Tenaska Capital Management and as a Co-founder and Managing Director of a private equity fund, Odin Capital. Ms. Walsh also served as Vice President of First Data Corporation. With more than 30 years’ experience in the financial services industry, Ms. Walsh also brings significant experience in analysis and preparation of pro forma financial statements in assessing portfolio companies and has served on the audit committee of a public company. Ms. Walsh’s managerial experience in the financial services industry qualifies her to serve on the Board as an Independent Director and Chair of the Corporate Governance Committee.

Melissa K. Woodley.    Dr. Woodley is an associate professor of finance at Creighton University with over 18 years of experience teaching at both the undergraduate and masters levels, including courses in corporate finance, investments, fixed income and derivatives. Her primary research focus is bond market liquidity and the impact of information revelation in bond markets, and she has published a number of academic journal articles in this area. Dr. Woodley earned her PhD in Finance from the University of Alabama in 2007, an MA in Finance with a concentration in financial risk management from the University of Alabama in 2002, and a BS in Finance from the University of Alabama at Birmingham in 1999. She has been a CFA Charterholder since 2012. Prior to her academic career, Dr. Woodley was an investment analyst and portfolio manager for a major regional bank. Dr. Woodley’s long-term experience with respect to fixed income investments and standing as a CFA Charterholder, qualifies her to serve as an Independent Director and as chair of the Audit Committee.

Stephen C. Wade.    Mr. Wade’s service as Senior Vice President — Investment Services of FNBO, as well as experience in other managerial roles with FNBO and as Chief Financial Officer of Castle Bank over a more than 20-year career in financial services brings relevant managerial experience in the financial services industry to the Company’s Board and qualifies him to serve as a member of the Company’s Board.

Brittany A. Fahrenkrog.    Ms. Fahrenkrog is qualified to serve as a member of the Company’s Board based on her experience as Tributary Capital Management’s Director of Client Services, where she acts as a key liaison between the Funds’ Board of Directors and the Adviser and assists in new product development and strategic planning. In addition, Ms. Fahrenkrog began working on the Tributary Funds in 2005 and since that time has served as the principal administrator within Tributary Capital Management, LLC overseeing board-directed initiatives, service providers, expense management and continues this role as Senior Vice President of the Funds. Ms. Fahrenkrog joined Tributary Capital Management’s predecessor, First Investment Group, in 2002 as a Marketing Specialist.

Other Executive Officers

Name, Address and Age of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Shaw 190 Middle Street Suite 101 Portland, ME 04101 Age: 53	Treasurer; Principal Financial Officer	Indefinite; Since August 2015.	Senior Vice President, Apex Fund Services (2019-present); Senior Vice President, Atlantic Fund Services (2008-2019).
Rodney L. Ruehle 690 Taylor Road Suite 210 Columbus, OH 43230 Age: 57	Chief Compliance and Anti-Money Laundering Officer	Indefinite; Since December 2009.

Director, Foreside Management Services, LLC (2008-present); Chief Compliance Officer of Praxis Mutual Funds (May 2015 to present); Chief Compliance Officer, Absolute Shares Trust (November 2017-present); Chief Compliance Officer of Advisers Investment Trust (July 2011 – December 2016 and March 2019 to present).

Lindsey Dorval 190 Middle Street Suite 101 Portland, Maine 04101 Age: 44	Secretary	Indefinite; Since June 2024.	Counsel, Apex Fund Services since 2020

Board Structure

The Board has five directors, three of whom are not “interested persons” (as deﬁned in the 1940 Act) (the “Independent Directors”) of the Funds, the Funds’ investment adviser or sub-adviser, or the Funds’ various service providers. Accordingly, the Company’s Board consists of three-fifths Independent Directors.

Because of the Funds’ long-standing afﬁliation with First National of Nebraska, Inc. (“FNNI”) (the parent of Tributary Capital Management, LLC’s immediate corporate parent, FNBO) and its related entities, the Funds have always had at least one director who is afﬁliated with FNNI or its related entities, an arrangement which is quite common in the fund industry. Presently, two directors, Mr. Wade and Ms. Fahrenkrog, meet the deﬁnition of “interested” under the 1940 Act. Mr. Wade is an interested director because of his afﬁliation with FNBO, and as an owner of securities issued by FNNI, and Ms. Fahrenkrog is an interested director because of her affiliation with FNBO and her employment with Tributary Capital Management, LLC. Mr. Wade currently serves as the Company’s Chairman of the Board and President. A three-fifths majority of Independent Directors will continue to provide an appropriate level of oversight of conﬂicts of interest among the Funds’ investment adviser, subadviser and the Funds when considering the terms of any advisory contracts, as well as nominating directors to serve on the Board in the future, while allowing for a continued liaison with FNNI and Fund management to beneﬁt shareholders through exposure to management’s resources for the Funds.

The Board has appointed David F. Larrabee as Lead Independent Director. The Board has designated a Lead Independent Director to serve as the primary liaison between the Independent Directors and the Adviser. All committee matters which should be decided by Independent Directors currently are determined by the three Independent Directors functioning as a committee, or as the only Independent Directors, as applicable.

The Board has formed two committees, the Audit Committee and the Corporate Governance and Nominations Committee, which are generally charged with determining the Company’s most important corporate governance matters, such as reviewing the Funds’ reported financial information and nominating new directors for shareholder election. Both of those committees are comprised solely of the three Independent Directors. Please see the description below regarding the specific responsibilities of those committees.

The Board’s role in overseeing the risks of the Funds begins with its duties imposed by it under both the 1940 Act and state corporate law — as the body which is charged with supervision of the Funds’ overall operations. In addition to reviewing periodic reports provided to the Board from the Funds’ various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds’ operations, performance, and other matters such as review of compliance concerns, if any. The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds’ operations. For example, the Funds’ co-administrators are primarily responsible for assuring the Funds’ accounting is appropriately managed and the Funds’ internal operations are appropriately carried out, the Funds’ investment advisers are primarily responsible for implementing the Funds’ respective investment programs, and the Funds’ independent auditors are primarily responsible for conducting the annual audit of the Funds’ financial statements. The Board oversees the activities of all of these service providers.

In addition, the Board’s committee structure further enables it to oversee the Funds’ risks. The primary committee in this regard is the Audit Committee, which is comprised entirely of Independent Directors. The Funds’ independent auditors must report their findings and conclusions respecting their annual audit of the Funds’ financial statements. Furthermore, the Funds’ internal policies require service providers and other persons to report compliance, and similar risk matters to the attention of the Audit Committee.

The Board has determined that its leadership structure is appropriate based on the size of the Funds, the Board’s current responsibilities, each of the Directors’ ability to participate in the oversight of the Funds, and committee transparency. As noted above, three-fifths of the Board is comprised of Independent Directors, and these Independent Directors serve on committees designed to facilitate the governance of the Funds and provide risk oversight. Additionally, the Board believes that its existing directors provide exceptional leadership and management experience to the Funds.

Board Meeting Attendance

During the fiscal year ended March 31, 2025, the Board held four meetings. Each of the current directors attended at least 75% of the aggregate of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which he or she served. The Company also encourages all of its directors to attend its Shareholders’ meetings, though the Company did not hold a Shareholders’ meeting last year.

Committees

The Board has established the following committees:

Audit Committee.    The Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds’ independent registered public accounting firm, reviewing the scope of the proposed audits of the Funds, reviewing the results of the annual audits of the Fund’s financial statements with the independent registered public accounting firm, and interacting with the Fund’s independent auditors on behalf of the full Board. The Audit Committee consists of each of the Independent Directors. The Audit Committee held three meetings during the fiscal year ended March 31, 2025. The Audit Committee adopted a Charter effective February 5, 2004, as amended May 19, 2010, November 18, 2010, and November 15, 2012.

Corporate Governance and Nominations Committee.    The Corporate Governance and Nominations Committee is responsible for reviewing the Board’s governance practices and procedures, reviewing the composition of the Board and its committees, and screening and nominating candidates for election to the Board as Independent Directors. The Corporate Governance and Nominations Committee is comprised of the Independent Directors. The Corporate Governance and Nominations Committee met four times during the fiscal year ended March 31, 2025. The Corporate Governance and Nominations Committee adopted a Charter most recently updated on November 20, 2024. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including other members of the Board, the shareholders of the Funds or candidates recommended by Company management. As the Company does not intend to hold shareholder meetings each year, the Corporate Governance and Nominations Committee will accept shareholder recommendations for nominees to the Company’s Board of Directors on a continuous basis. Recommendations can be submitted to: Tributary Funds, Inc., 1601 Dodge Street, Mail Stop 3399, Omaha, NE 68197, Attention: Chairman, Corporate Governance and Nominations Committee.

In considering candidates for selection or nomination to the Board, the Corporate Governance and Nominations Committee will consider various factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Corporate Governance and Nominations Committee. The Board focuses on each director’s ability to contribute to the Board’s oversight of the Funds. The Corporate Governance and Nominations Committee of the Board has adopted a policy to consider diversity when identifying director nominees. The criteria developed by the Corporate Governance and Nominations Committee with respect to the new Independent Directors includes ﬁve diversity characteristics in evaluating nominees as a director. The Board evaluates the effectiveness of the diversity policy as part of an annual Board and Committee self-assessment process.

Fair Value Committee.    The Board has a standing Fair Value Committee that is composed of various representatives of the Funds’ Advisers and other service providers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee generally holds regular monthly meetings but may meet more frequently, as necessary, and met 12 times during the fiscal year ended March 31, 2025.

Beneficial Ownership

The table below sets forth the amount of Shares beneficially owned by each director and each nominee for election as director in each Fund stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000. The information below is provided as of December 31, 2024, with respect to Messrs. Parker, Larrabee, and Wade and Mses. Walsh and Fahrenkrog, and as of August 29, 2025, for the director nominee.

	Independent Directors		Interested Directors		Director Nominee
	Mr. Larrabee	Ms. Walsh	Mr. Wade	Ms. Fahrenkrog	Ms. Woodley
Tributary Short-Intermediate Bond Fund	None	None	Over $100,000	$1 – $10,000	None
Tributary Income Fund	None	None	None	$10,001 – $50,000	None
Tributary Nebraska Tax-Free Fund	None	None	None	$1 – $10,000	None
Tributary Balanced Fund	None	None	$50,001 – $100,000	$50,001 – $100,000	None
Tributary Small/MidCap Fund	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000	Over $100,000	None
Tributary Small Company Fund	None	$1 – $10,000	Over $100,000	Over $100,000	None
Aggregate of all Funds	$10,001 – $50,000	$10,001 – $50,000	Over $100,000	Over $100,000	None

Compensation

The following table sets forth certain information concerning compensation paid by the Funds to its current directors in the fiscal year ended March 31, 2025. Director nominee Ms. Woodley received no compensation from the Funds during the fiscal year ended March 31, 2025.

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company
Interested Director
Stephen C. Wade	$0	N/A	N/A	$0
Chairman, President and Director
Brittany A. Fahrenkrog	$0	N/A	N/A	$0
Senior Vice President and Director
Independent Directors
David E. Larrabee	$41,615	N/A	N/A	$41,615
Director
Donna M. Walsh	$41,615	N/A	N/A	$41,615
Director

The Company’s Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company’s Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2025, each Independent Director is paid an annual retainer of $25,740, a meeting attendance fee of $4,290 for each quarterly Board meeting attended, and a fee of $1,000 for each Special Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $1,000 per day for attendance at certain business meetings as an official representative of the Company. Pursuant to the Company’s amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a biannual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

Pursuant to the Compensation Policy, the Independent Directors will invest at least 10% of all categories of their compensation in Fund shares. Investments in Fund shares made by the Independent Directors will be governed by the Company’s Independent Directors Investment Program, which provides procedures for investment of Director compensation and certain ad hoc Director investments in Fund shares. The Independent Directors Investment Program includes procedures for managing any conflicts of interest, including Director notice, reporting and pre-clearance requirements with respect to investments in Fund shares.

The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”) and Tributary Capital Management, LLC, serve as the Funds’ Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator.

INDEPENDENT AUDITOR

Cohen & Company, Ltd. (“Cohen”) 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory LLC, an affiliate of Cohen & Company Ltd., provides tax services as requested.

The Funds’ financial statements for the fiscal years ended March 31, 2025, and March 31, 2024 were audited by Cohen and Cohen has been approved as the Funds’ independent registered public accountant for the fiscal year ending March 31, 2026.

Fees for Services.    The following table shows fees billed by Cohen during the 2025 and 2024 fiscal year for audit, audit-related, tax and other services provided to the Funds.

Fees for Services Rendered to the Funds by the Independent Auditor

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees
2025	$96,600	$3,000	$19,200	$0
2024	$93,000	$1,500	$19,200	$0

____________

(1)      Audit Related fees were incurred for review of equalization calculations for the Small Company Fund in 2024 and each of the Small Company Fund and Balanced Fund in 2025, respectively.

(2)      Tax fees consist of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed by Cohen during the 2025 and 2024 fiscal year for audit-related, tax and other services provided to any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Funds (the “Adviser Entities”) that were directly related to the Fund’s operations and financial reporting. For the fiscal years ended March 31, 2025, and March 31, 2024, there were no fees billed for non-audit services rendered by Cohen to the Funds and the Adviser Entities.

Audit Committee Pre-Approval Procedures.    The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the Company’s financial statements. The Audit Committee must report to the Board of Directors regarding its approval of all audit engagements. Company management may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services to the Company and/or to the Adviser Entities, on a project-by-project basis. The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement. Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

Representatives of Cohen are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions and to make a statement if they desire to do so.

ADDITIONAL INFORMATION ABOUT THE COMPANY

DIRECTORS AND OFFICERS

Information about each current director, each director nominee and each current executive officer of the Company including positions held with Tributary or the sub-adviser to the Funds is included in this Proxy Statement under “Director and Director Nominees’ Information.” As of the Record Date, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of any Fund.

PRINCIPAL SHAREHOLDERS

As of the Record Date, the persons referenced below were the only persons known to the Company to be the record or beneficial owners of 5% or more of any Fund. The Company believes that most of these shares were held by such holders in accounts for their fiduciary, agency, or custodial accounts.

SHORT-INTERMEDIATE BOND FUND — INSTITUTIONAL CLASS

Shareholder	Number of Shares	Percent of Class
CHARLES SCHWAB A/C FBO CUSTOMERS 211 main street san francisco, ca 94105-1901	92,946.72	17.30%
ASCENSUS TRUST CO FBO FIRST NATIONAL BANK CONSOLIDATION I PO BOX 10758 FARGO, ND 58106-0758	58,691.73	10.92%
national financial services llc 499 washington blvd jersey city, nj 07310-1995	53,774.04	10.01%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	52,072.71	9.69%
CHARLES SCHWAB A/C FBO CUSTOMERS 211 mAIN STREET SAN FRANCISCO, CA 94105-1901	49,829.48	9.27%

SHORT-INTERMEDIATE BOND FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE, WI 53223-2422	13,316,253.77	56.95%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	8,119,403.06	34.73%
VOYA INSTITUTIONAL TRUST COMPANY FBO VIPS II 30 BRAINTREE HILL OFFICE PARK BRAINTREE, MA 02184-8747	1,661,980.53	7.11%

INCOME FUND — INSTITUTIONAL CLASS

Shareholder	Number of Shares	Percent of Class
ASCENSUS TRUST BANK CONSOLIDATION po box 10758 fargo, nd 58106-0758	124,658.69	58.14%
FIRST NATIONAL BANK OF OMAHA ROTH CONVERTED IRA FBO ANNABEL GALVA ARTHUR BREMERTON, WA 98312-2437	17,671.59	8.24%

INCOME FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY ATTN MF 4900 W BROWN DEER RD MILWAUKEE, WI 53223-2422	10,849,408.30	60.99%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	6,696,320.87	37.64%

BALANCED FUND — INSTITUTIONAL CLASS

Shareholder	Number of Shares	Percent of Class
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	183,144.30	13.09%
ASCENSUS TRUST CO FBO first national BANK CONSOLIDATION I p.o. box 10758 fargo, nd 58106-0758	111,582.37	7.98%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	70,365.70	5.05%

BALANCED FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
EMPOWER TRUST EMPOWER BENEFITS PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,226,093.94	44.64%
VOYA INSTITUTIONAL TRUST COMPANY fbo VIPS II 30 BRAINTREE HILL OFFICE PARK BRAINTREE, MA 02184-8747	980,629.40	35.70%
MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY 4900 W BROWN DEER RD MILWAUKEE, WI 54304-5280	333,462.38	12.14%

SMALL/MID CAP FUND — INSTITUTIONAL CLASS

Shareholder	Number of Shares	Percent of Class
HAROLD B. KOSOWSKY & ALICE K. KOSOWSKY JTWROS OMAHA, NE 68124-1095	7,590.74	27.73%
FIRST NATIONAL BANK OF OMAHA CUST IRA R/O FBO NANCY F. CURRAN OMAHA, NE 68135-1424	7,380.42	26.96%
FIRST NATIONAL BANK OF OMAHA CUST ALICE K. KOSOWSKY IRA OMAHA, nE 68124-1095	3,137.95	11.46%
FIRST NATIONAL BANK OF OMAHA CUST ROTH CONTRIBUTION IRA FBO JEROME TONNESON LENEXA, KS 66219-1435	2,531.25	9.25%
FIRST NATIONAL BANK OF OMAHA CUST harold b kosowsky ira omaha, ne 68124-1095	2,238.41	8.18%
charles schwab attn mutual funds 211 main street san francisco, ca 94105-1901	1,720.63	6.28%

SMALL/MID CAP FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
NATIONAL FINANCIAL SERVICES 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	1,437,893.74	63.99%
MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY 4900 W BROWN DEER RD MILWAUKEE, WI 53223-2422	408,044.43	18.16%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	192,180.59	8.55%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	167,858.66	7.47%

SMALL COMPANY FUND — INSTITUTIONAL CLASS

Shareholder	Number of Shares	Percent of Class
Charles schwab & co Inc SPECIAL CUSTODY A/C FBO CUSTOMERS 211 mAIN STREET san francisco, ca 94105-1901	693,314.23	47.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	101,051.91	6.93%

SMALL COMPANY FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245-0001	2,460,445.43	10.63%
C/O UMB BANK SEI PRIVATE TRUST CO ONE FREEDON VALLEY DRIVE OAKS, PA 19456-9989	2,411,666.50	10.42%
SAXON & CO PO BOX 94547 CLEVELAND, OH 44101-4597	2,116,518.99	9.15%
MARIL& CO FBO NG C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE, WI 53223-2422	1,800,642.70	7.78%

Shareholder	Number of Shares	Percent of Class
WELLS FARGO BANK NA FBO OMNIBUS CASH PO BOX 1533 MINNEAPOLIS, MN 55480-1533	1,477,441.55	6.38%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63101-2523	1,358,856.67	5.87%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1901	1,330,321.57	5.75%

NEBRASKA TAX-FREE FUND — INSTITUTIONAL PLUS CLASS

Shareholder	Number of Shares	Percent of Class
MARIL & CO.FBO NG C/O RELIANCE TRUST COMPANY 4900 W BROWN DEER RD MILWAUKEE, WI 53223-2422	3,321,396.74	61.23%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1102	1,543,383.75	28.45%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	503,428.38	9.28%

INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Tributary Capital Management, LLC, 1601 Dodge Street, Stop 3399, Omaha, Nebraska 68197, serves as the Funds’ investment adviser. First National Advisers, LLC, 205 West Oak Street, Fort Collins, Colorado 80521 and 14010 FNB Parkway, Omaha, Nebraska 68154, serves as the investment sub-adviser to the Short-Intermediate Bond Fund, Income Fund, Balanced Fund, and Nebraska Tax-Free Fund.

CO-ADMINISTRATORS

Tributary serves as a co-administrator (“Co-Administrator”) for each Fund, assisting in the supervision of certain aspects of the Funds’ operations, serving as on-site liaison between the Company and other service providers, as well as providing statistical and research data. Tributary also assists in the preparation of certain compliance filings required under state law, and provides other services, including assisting in the preparation and distribution of shareholder reports.

Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”), 190 Middle Street, Suite 101, Portland, Maine 04101, also serves as a Co-Administrator for each Fund, providing fund accounting, administrative, recordkeeping, tax-related, compliance support, and other reporting services for the Funds.

MATERIAL BUSINESS RELATIONSHIPS

Neither Tributary, nor the investment sub-adviser to the Funds is aware of any material business relationship between any principal of such Adviser and the Funds, its distributor, or any other organization that provides investment advisory services to the Funds.

DISTRIBUTOR

Northern Lights Distributors LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor for the Funds.

VOTING INFORMATION

The vote required to approve a proposal is set forth at the beginning of the description of that proposal. As of the close of business on the Record Date, the Funds had the following outstanding shares:

Fund	Total Shares Outstanding	Institutional Class Shares Outstanding	Institutional Plus Class Shares Outstanding
Tributary Short-Intermediate Bond Fund	25,011,298	478,321	24,532,977
Tributary Income Fund	18,262,388	219,189	18,043,199
Tributary Balanced Fund	3,967,964	1,303,794	2,664,170
Tributary Small//Mid Cap Fund	1,844,750	26,685	1,818,065
Tributary Small Company Fund	21,056,597	1,281,218	19,775,379
Tributary Nebraska Tax-Free Fund	5,578,727	0	5,578,727

Each share outstanding is entitled to one vote per share in his or her name, with proportional voting for fractional shares. The Funds’ shares have cumulative voting rights. The persons named in the enclosed proxy will vote shares of the Funds in accordance with instructions received from Shareholders. Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting for which they are entitled to vote. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the Proposal set forth in the Notice for which the Shareholder is entitled to vote. Holders of a majority of the outstanding shares as of the Record Date constitute a quorum.

A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention or broker non-vote on the Proposal by a Shareholder will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will be considered votes “against” the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power.

In the event that a sufficient number of votes to approve the Proposal are not received, the Funds may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders may address correspondence that relates to the Funds, to the Board as a whole, or to individual directors and send such correspondence to Tributary Funds, Inc., Director of Fund Services at the Company’s principal executive office: Tributary Funds, Inc., 1601 Dodge Street, Stop 3399, Omaha, Nebraska 68197. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

EXPENSES OF THE MEETING

The Company will pay for the costs of the Meeting, and any adjournment thereof, the preparation, printing, and mailing of the enclosed proxy, Notice, and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, and the related Board and Shareholder meetings.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

The Company does not intend to hold shareholder meetings each year, but the Board may call meetings from time to time. Proposals of Shareholders that are intended to be presented at a future shareholder meeting must be received by the Company in writing at a reasonable time prior to the date of a meeting of shareholders in order to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A Shareholder who wishes to make a proposal at the next meeting of Shareholders, without including the proposal in the Company’s proxy statement, must notify the Company’s Secretary in writing of such proposal within a reasonable time prior to the date proxy materials are provided for the meeting. If a Shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any director, nominee, or affiliated person of such director, or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.

HOUSEHOLDING OF PROXY STATEMENTS

As permitted by law, only one copy of this Proxy Statement may be delivered to the Funds’ shareholders residing at the same address, unless such stockholders have notified the Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Funds send. If you would like to receive an additional copy, please call 1-800-662-4203; or write to the Company at Tributary Funds Service Center, P.O. Box 219022, Kansas City, Missouri 64121-9022. The Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders wishing to receive separate copies of the Funds’ shareholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also send a request as indicated.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in their discretion.

PROXY CARDSIGN, DATE AND VOTE ON THE REVERSE SIDEVOTER PROFILE: Voter ID: 123456789 Security ID: 123456789Shares to Vote: ** confidential Household ID: 000000VOTE REGISTERED TO:REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARESYOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!CONTROL NUMBER: 123456789101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative(800) 628-8509 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope TRIBUTARY FUNDS, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 7, 2025 The undersigned, revoking prior proxies, appoints Lindsey Dorval and Brittany Fahrenkrog, each with full power of substitution, as attorneys-in-fact and proxies of the undersigned, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Tributary Funds, Inc. (the “Funds”) to be held at the company’s offices, 1601 Dodge Street, 39th Floor, Omaha, Nebraska 68197 on November 7, 2025, at 9:00 a.m., Central Time, and at any adjournment(s), postponement(s) or delay(s) thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 628-8509. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 7, 2025. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/tributary/docs/proxy2025.pdf

PROXY CARDYOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) here should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. SIGNATURE (AND TITLE IF APPLICABLE) DATESIGNATURE (IF HELD JOINTLY) DATE This proxy is being solicited on behalf of the Board of Directors of Tributary Funds, Inc. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A TRUST SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF. AN ABSTENTION VOTE WILL HAVE THE EFFECT OF A VOTE AGAINST THE PROPOSAL. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:1. ELECTION OF DIRECTORS AND DIRECTOR NOMINEES TO THE BOARD1. David F. Larrabee2. Donna M. Walsh3. Stephen C. Wade4. Brittany A. Fahrenkrog5. Melissa K. Woodley To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.FOR ALLWITHHOLD ALLFOR ALL EXCEPTTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING